SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report - October 31, 2003
                        ---------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
     ----------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of September 30, 2003, providing for the issuance of Mortgage
                   Pass-Through Certificates, Series 2003-4)
             (Exact Name of Registrant as specified in its charter)



        Delaware                  333-104580-02                 52-2029487
------------------------      ---------------------      -----------------------
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------


          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits:

               8.1 Opinion of Stradley, Ronon, Stevens & Young, LLP as to certain tax matters.




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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EQUITY ONE ABS, INC.



                                        By: /s/ James H. Jenkins
                                           -------------------------------------
                                           James H. Jenkins,
                                           Executive Vice President and CFO

Dated:   October 31, 2003

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



                                  Exhibit Index
                                  -------------

Exhibit        Document
-------        --------

8.1 Opinion of Stradley, Ronon, Stevens & Young, LLP as to certain tax matters.
















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